Exhibit 10.11

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

API SUPPLY AGREEMENT

This API Supply Agreement (“Agreement”) is made as of the January I, 2018 (“Effective Date”), by and between Xeris Pharmaceuticals, Inc., a Delaware Corporation, with a place of business at 180 N. LaSalle Street, Suite 1800, Chicago, Illinois 60601, USA (“XERIS”). and Bachem Americas, Inc., a California Corporation, with a place of business at 3132 Kashiwa Street, Torrance, CA 90505, USA (“BACHEM”). XERIS and BACHEM may be referred to individually as a “Party” or collectively as the “Parties.”

Background

XERIS is engaged in the business of developing and commercializing pharmaceutical products;

BACHEM is engaged in the manufacture and supply of active pharmaceutical ingredients for research and development purposes and commercial use;

XERIS desires to purchase from BACHEM, and BACHEM desires to supply to XERIS, the active pharmaceutical ingredient or drug substance known as Glucagon (as further defined below, the “API”) for use by XERIS in manufacturing finished drug products incorporating such active pharmaceutical ingredient, all in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the Parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1 “Affiliate” or “Affiliates” shall mean, with respect to a Party, any corporation, limited liability company or other business entity controlling, controlled by or under common control with such Party, for so long as such relationship exists. For the purposes of this definition, control means: (a) to possess, directly or indirectly, the power to direct affirmatively the management and policies of such corporation, limited liability company or other business entity, whether through ownership of voting securities or by contract relating to voting rights or corporate governance; or (b) ownership of more than fifty percent (50%) of the voting stock in such corporation, limited liability company or other business entity (or such lesser percent as may be the maximum that may be owned pursuant to Applicable Laws of the country of incorporation or domicile, as applicable).

1.2 “API” shall mean Glucagon, Pharma Grade Material, as currently defined under BACHEM product code [***] Specifications, and as subsequently amended from time to time as required and as mutually agreed to between the Parties and attached to the Quality Agreement.

1.3 “Applicable Laws” shall mean: (a) all relevant federal, state and local laws, statutes, rules, codes of practice, regulations, and ordinances in the United States, Europe and any other countries, as mutually agreed upon in advance by the Parties, as well as industry standards and regulatory guidelines applicable to the manufacture and supply of API, including,

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

the United States Federal Food, Drug, and Cosmetic Act; (b) cGMPs; and (c) all applicable regulations and guidelines of any Regulatory Authority; in each case, together, with any and all amendments thereto.

1.4 “cGMPs” shall mean current good manufacturing practices, as provided for (and as amended from time to time) in: (a) the Current Good Manufacturing Practice regulations promulgated by the FDA under the United States Food, Drug arid Cosmetic Act; (b) the European Community Directive 91/356/EEC (Principles and guidelines of good manufacturing practice for medicinal products), as well as applicable documents developed by the International Conference 6n Harmonization (ICH) Q7 Guideline: Good Manufacturing Practice Guide for Active Pharmaceutical ingredients; (c) the Swissmedic Therapeutic Product Guidelines for authorization and supervision of therapeutic products; and (d) similar requirements of other Regulatory Authorities; subject to any arrangements, additions or clarifications, and the respective roles and responsibilities, agreed from time to time between the Parties.

1.5 “Drug Master File” or “DMF” shall mean a drug master file filed with the FDA or the EM A which includes confidential detailed information relating to the facilities, processes, or articles used in manufacturing, processing, packaging, testing and storing of the API, or any equivalent filing in any jurisdiction outside the United States or Europe.

1.6 “EMA” shall mean the European Medicines Agency, or any successor entity thereto performing substantially similar functions.

1.7 “Facility” shall mean BACHEM’s cGMP-compliant manufacturing facilities located at Hauptstrasse 144,4416 Bubendorf, Switzerland

1.8 “FDA” shall mean the United States Food and Drug Administration, or any successor entity thereto performing substantially similar functions.

1.9 “Latent Defect” shall mean, with respect to API, a hidden or latent defect not detected by the analytical test methods in operation at the date of shipment to XERIS by BACHEM and which was not detected by XERIS during the inspection period defined in Section 4.3.1.

1.10 “Major Change” shall mean a change that may adversely impact quality, safety, efficacy, stability, regulatory compliance, or regulatory registration of the API or Product.

1.11 “Product” shall mean a finished pharmaceutical drug product incorporating the API.

1.12 “Regulatory Authority” shall mean the FDA, EMA or any other governmental or regulatory authority responsible for the regulation of API used in pharmaceutical products intended for human use in an applicable.

1.13 “Specifications” shall mean those specifications and release requirements, as defined in the current Quality Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

1.14 “Quality Agreement” shall mean the Quality Assurance Agreement between the Parties dated November 20,2015, and as amended on October 31, 2016 and January 26,2017, and as may be further amended from time to time, which contains the current Specifications and specifies the Parties’ respective responsibilities regarding the manufacture, storage, release, quality control and quality assurance of API in accordance with requirements of Regulatory Authorities and cGMP’s. In the event that any conflict shall arise between the terms of this Agreement and the Quality Agreement, the terms of this Agreement shall take precedence over the terms of the Quality Agreement in all respects except matters of quality and pharmacovigilance, in which case the Quality Agreement shall take precedence.

1.15 “Warehouse” shall mean BACHEM’s cGMP-compliant warehousing facilities located at 3132 Kashiwa Street, Torrance, California, USA.

ARTICLE 2

SUPPLY

2.1 API Supply. Subject to the terms and conditions of this Agreement, BACHEM shall supply to XERIS, such quantities of the API as may be specified in purchase orders submitted by XERIS pursuant to Section 2.3 below from time to time during the Term. All API to be supplied under this Agreement shall be manufactured by BACHEM at the Facility, in conformance with Applicable Laws, the Specifications and the Quality Agreement.

2.2	Forecasts.

2.2.1 At the beginning of each [***] during the Term, XERIS shall provide BACHEM with a [***] forecast of the gross weight quantities of the API estimated to be required (each, a “Rolling Forecast”). The Rolling Forecast from the beginning of the first [***] in any given year shall be the calendar year forecast (each, a “Calendar Year Forecast”). Subject to provisions in Sections 2.3 and, the first [***] of such Rolling Forecasts and Calendar Year Forecasts shall be binding and all remaining quarters of such forecasts are non-binding and serve only to facilitate BACHEM’s production scheduling. BACHEM shall inform XERIS within [***] of receiving a Rolling Forecast, in writing by email, if such forecast cannot be met or is at risk of not being met due to capacity or shelf-life constraints as defined herein. Failure of BACHEM to accept or reject a forecast within [***] of receipt shall be deemed an acceptance of the Rolling Forecast and confirmation of suitable available capacity.

2.2.2 At the beginning of each [***] during the Term, BACHEM shall provide an estimate of their total production capacity available for XERIS API, above and beyond the requirements of the Rolling Forecast if any, (“Toted Capacity Constraints”) for the next [***] period.

2.3 Orders.

2.3.1 Orders. Together with each Rolling Forecast provided under Section 2.2 above, XERIS shall place a firm order for the applicable calendar quarter or multiple smaller orders throughout the applicable calendar quarter with BACHEM for the gross weight quantity of API required for delivery. For each calendar year of this Agreement, XERIS shall use commercially reasonable efforts to order a gross weight quantity of API for delivery at least

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equal to the gross weight quantity of API contained in the applicable Calendar Year Forecast. For the avoidance of doubt, XERIS may order quantities of API in addition to those specified in the then current Calendar Year Forecast and Rolling Forecast for delivery hereunder in accordance with the lead times therefor and subject to BACHEM’s Purchase Order acceptance and Total Capacity Constraints. Unless otherwise limited by BACHEM’s Total Capacity Constraints, BACHEM agrees to provide up to [***] of any forecast if ordered by XERIS, unless Parties agree to a higher quantity in writing. BACHEM shall use commercially reasonable efforts to accept and fulfill all orders for API provided by XERIS under this Agreement and endeavor to hold stock sufficient to meet the next [***] of each Rolling Forecast.

2.3.2 Form of Orders. XERIS’s orders shall be made pursuant to a written purchase order (each, a “Purchase Order”) that specifies, at a minimum, quantity of API ordered, date of order, date of delivery, addresses for delivery, contact information at delivery sites, and required carriers with account numbers, one of which must be utilized for delivery to the specified destinations. BACHEM shall use commercially reasonable efforts to achieve a maximum lead time of no more than [***] to complete and deliver an order. BACHEM shall accept all orders XERIS submits to BACHEM in accordance with this Article 2. BACHEM shall provide to XERIS written notice of BACHEM’s acceptance (each, an “Acceptance Notice” of each Purchase Order within [***] of BACHEM’s receipt of such Purchase Order and each such Acceptance Notice shall include confirmation of the delivery date of the applicable quantity of API; provided that to the extent no delivery date is included in an Acceptance Notice issued by BACHEM or BACHEM fails to issue an Acceptance Notice within the applicable time period, the order shall be deemed accepted by BACHEM and the applicable delivery date shall be deemed to be the delivery date specified by XERIS in the corresponding Purchase Order. Except as to the quantity of API, delivery date and delivery location specified in a Purchase Order which shall be binding on the Parties, NO TERMS OR CONDITIONS CONTAINED IN ANY PURCHASE ORDER, ORDER ACKNOWLEDGMENT OR SIMILAR STANDARDIZED FORM SHALL BE CONSTRUED TO AMEND OR MODIFY THE TERMS OF THIS AGREEMENT, AND ALL SUCH TERMS AND CONDITIONS ARE HEREBY EXCLUDED.

2.3.3 Retest Date. API supplied by BACHEM under this Agreement shall have a retest date that is at least [***]%) of the original re-test date at the time of delivery of such API to XERIS, unless otherwise agreed to by XERIS in writing in advance of the delivery. If BACHEM cannot supply API with the required re-test Date, XERIS shall have the [***]. If XERIS agrees in writing to accept API with a [***] and if requested by XERIS, BACHEM agrees to re-test any such API and extend the retest date to a minimum of [***] within cGMP, ICH and DMF guidelines and complete such testing prior to shipment.

2.4 Shipping and Warehousing. BACHEM shall deliver quantities of API ordered by XERIS in accordance with Section 2.3 above, to the locations specified in the applicable Purchase Order. Shipments may be shipped DDP (Incoterms 2010) direct to XERIS locations specified on a Purchase Order, or, FCA (Incoterms 2010) to BACHEM’s Warehouse in Torrance, CA USA. While in-transit and during storage at the Warehouse, BACHEM shall ensure API is shipped and stored according to cGMP’s and Specifications. BACHEM shall request advance import and customs information from XERIS as required and ship API, together with all relevant documentation relating to the API, including, but not limited to those documents listed in Exhibit 2, in accordance with any agreed-upon shipment specifications or as

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

otherwise reasonably directed by XERIS in writing and in accordance with this Agreement. XERIS shall only be obligated to pay for quantities of API actually delivered in compliance with the applicable Purchase Order and the terms of this Agreement.

2.5 Shortage of Supply. If BACHEM is unable, or anticipates that it will not be able, to supply XERIS’s requirements for the API in accordance with Sections 2.2 and 2.3 above fa “Shortage of Supply”). BACHEM shall notify XERIS in writing of the same within [***] of receipt of applicable Purchase Orders, Rolling Forecast or determination that a Shortage of Supply will exist, and shall include in such notice its best estimate of the duration of the delay, the reasons for the delay, and whether the reason impacts the validated state of the process. BACHEM shall, at its own cost, use commercially reasonable efforts to remedy any Shortage of Supply and resume supplying API meeting the requirements of this Agreement to XERIS as soon as possible. In addition to the foregoing measures, if BACHEM is unable to supply XERIS’s requirements of API, BACHEM shall allocate the quantities of the API that BACHEM has in inventory, and that BACHEM is able to produce, on a reasonable worldwide basis (based upon sales history and realistic forecasted demand). In the event of a Shortage of Supply exceeding [***] ([***]%), in addition to any other rights or remedies that XERIS may have under this Agreement, or at law or in equity, XERIS shall be relieved from its obligations to purchase any quantities of API identified in any outstanding Purchase Order, Calendar Year Forecast or Rolling Forecast.

ARTICLE 3

PAYMENTS

3.1 Price. The Price for the API subject to this Agreement shall be based on annual calendar year volume as listed in the schedule in Exhibit 1.

3.2 Mid-year Price Adjustment. XERIS shall notify BACHEM as soon as reasonably possible, in writing by email, if it does not intend to order the total gross weight quantity of API contained in a Calendar Year Forecast; and to the extent the lower annual quantity would affect Price, XERIS shall pay [***]. XERIS shall notify BACHEM as soon as reasonably possible, in writing by email, if it intends to order a total gross weight quantity of API greater than contained in a Calendar Year Forecast; and subject to BACHEM accepting the additional order quantities as provided for in Section 2.3.1 and to the extent the higher annual quantity would affect Price, BACHEM shall [***].

3.3 Invoicing: Payment. BACHEM shall submit an invoice to XERIS upon shipment of API ordered by XERIS hereunder. All invoices shall be sent to the address specified in the Purchase Order therefor, and each invoice shall state the Price for the gross weight quantity of API in a given shipment, plus any documented taxes and other costs incident to the purchase or shipment initially paid by BACHEM but to be borne by XERIS hereunder. All payments shall be made by direct bank transfer to an account designated in BACHEM’s invoice. In connection with an order, XERIS may provide BACHEM with a reseller certificate, in which case, XERIS will be exempt from all relevant sales taxes. Payments shall be due [***] from invoice date. Payment by XERIS shall not constitute acceptance of any shipment of API or impair XERIS’s right of inspection and rejection under Article 4 below.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

ARTICLE 4

QUALITY

4.1 Quality Assurance. All API supplied by BACHEM shall meet the agreed current Specifications and shall be manufactured and stored in accordance with all Applicable Laws relevant to the Facility, Warehouse and the Quality Agreement. BACHEM agrees that, prior to each shipment of API hereunder, it shall perform quality assurance and quality control procedures reasonably necessary to ensure that the API to be shipped conforms fully with the Specifications and in compliance with cGMP’s. Each shipment of API shall be accompanied by a certificate of analysis, which will include a signed certification of cGMP compliance and such additional documents as may be specified in the Quality Agreement or as otherwise reasonably required by XERIS from time to time.

4.2 Quality Agreement. Prior to XERIS issuing its first Purchase Order to BACHEM pursuant to this Agreement, the Parties shall review and may update the existing Quality Agreement as agreed to in writing, if required.

4.3 Rejection and Replacement of API.

4.3.1 Inspection by XERIS. XERIS, or its designee, shall have [***] following its receipt of a shipment of API to reject such API on the grounds that all or part of the shipment fails to conform to the applicable Specifications or otherwise fails to conform to the warranties given by BACHEM in Section 9.2, which rejection shall be accomplished by giving written notice to BACHEM summarizing the manner in which all or part of such shipment fails to meet the foregoing requirements. The foregoing inspection obligation will not prevent XERIS from enforcing any rights under this Agreement if Latent Defects in the API are discovered after the [***] inspection period as set forth herein, so long as XERIS informs BACHEM in writing immediately, but no later than [***] after its discovery and within the original retest date for any API delivered. XERIS shall be responsible for storage and handling the API in accordance with the Specifications upon delivery.

4.3.2 Resolution of Disputes. BACHEM shall acknowledge receipt in writing to a rejection notice from XERIS within [***] from the date of receipt of such rejection notice in accordance with Section 4.3.1 above. If BACHEM does not agree with XERIS’s determination that such API fails to conform to the Specifications or the warranties provided by BACHEM in Section 9.2, then BACHEM and XERIS shall use reasonable efforts to resolve such disagreement as promptly as possible. Without limiting the foregoing, either party may submit the API to a nationally recognized testing laboratory (the “Laboratory”) which shall be agreed upon by the parties in advance, to test whether or not the API conforms to the Specifications or the warranties provided by BACHEM in Section 9.2. The Laboratory’s determination will be final. If the Laboratory determines that the API does not conform to the Specifications or the warranties provided by BACHEM in Section 9.2, BACHEM will be responsible for all expenses related to the Laboratory testing, otherwise XERIS will be responsible for those expenses.

4.3.3 Replacement of API. API accepted by BACHEM as not meeting the applicable requirements or the Specifications, or which is determined by the Laboratory not to meet such requirements or the Specifications, shall be returned by XERIS to BACHEM, or

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disposed of, as directed by BACHEM, at BACHEM’s expense. BACHEM shall replace all such rejected API within the shortest possible time, but in any event, within a reasonable timeframe, as agreed to by the Parties, after its receipt of notice of such rejection (or, if applicable, the Laboratory’s determination that such API was non-conforming). Without limiting any other provision in this Agreement, XERIS may withhold payment for such shipment or the portion thereof that has been rejected by XERIS, or, if Parties cannot agree on a suitable timeframe to replace such rejected API, XERIS shall be entitled to a full refund of prior payments for such shipment or the portion thereof that has been rejected by XERIS, pursuant to this Section 4.3. The warranties given by BACHEM in Section 9.2 below shall survive any failure to reject by XERIS under this Section 4.3.

4.4 Changes.

4.4.1 BACHEM shall maintain change control systems that ensure that XERIS is notified in a timely manner regarding all Major Changes as agreed to by the Parties in accordance with the Quality Agreement.

4.4.2 BACHEM shall promptly inform XERIS in writing of any proposed Major Change to the raw materials, intermediates, manufacturing process, equipment, packaging, labeling, testing, specifications, storage or shipping, if such item is specifically mentioned in the DMF. Notwithstanding the foregoing, in no event will BACHEM implement any Major Change with respect to quantities of API to be supplied to XERIS, without giving XERIS prior written notice, and prior to all necessary filings with and approvals by applicable Regulatory Authorities have been made or obtained by B ACHEM or XERIS, as applicable.

ARTICLE 5

RECORDS: INSPECTIONS

5.1 Record Keeping. BACHEM shall generate and maintain complete and accurate records in the language of the Facility and Warehouse as required by the GMP guidelines and samples as necessary to evidence compliance with this Agreement and all Applicable Laws and other requirements of applicable governmental authorities relating to the raw materials, intermediates, manufacturing process, packaging, labeling, testing, specifications, storage or shipping activities relating to the API. All such records and samples shall be maintained by BACHEM in accordance with the procedures set out in the Quality Agreement for the applicable time period specified therein.

5.2 Inspection. During the term of this Agreement, and for [***] thereafter, or as otherwise required by Applicable Laws, XERIS (or an agreed upon designee) shall have the right to inspect and audit, during regular business hours: (a) any facility at which any of the raw material receiving, manufacturing or processing, packaging, labeling, testing, storage or shipping activities relating to the API are performed, including the Facility and Warehouse, with the exception of some analytical testing, which may be sub-contracted out to other facilities; and (b) any of BACHEM’s manufacturing and quality control records and all other documentation relating to the manufacturing and processing activities with respect to the API (including any internal quality assurance/control audits or reviews conducted by BACHEM), with the understanding that executed manufacturing batch records may only be reviewed onsite. During

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any such audit, BACHEM shall use reasonable efforts to provide an oral or written translation and explanation of original documents of critical portions of any manufacturing or quality control record to XERIS as may be reasonably requested by XERIS, in accordance with the Quality Agreement. Such inspections and audits shall be conducted annually and with reasonable notice in accordance with any procedures for audits specified in the Quality Agreement; provided however that XERIS shall have the right to conduct additional inspections and audits under this Section 5.2 if there has been a replacement of API under Section 4.3.3 or any other cause-related dispute related hereto.

ARTICLE 6

REGULATORY MATTERS

6.1 Regulatory Actions. BACHEM shall permit the FDA and other Regulatory Authorities, as applicable, to conduct such inspections of the Facility, and any other facility at which any of the raw material receiving, manufacturing or processing, packaging, labeling, testing, storage or shipping activities relating to the API are performed, with the exception of some analytical testing which may be sub-contracted out to other facilities, as such Regulatory Authorities may request, including pre-approval inspections, and shall cooperate with such Regulatory Authorities with respect to such inspections and any related matters, in each case that is related to the manufacture and supply of API. BACHEM shall notify XERIS about such regulatory actions or inspections as further described, and in accordance with the Quality Agreement.

6.2 Regulatory Cooperation. BACHEM has registered the API with the FDA as a Generic product and, during the Term, BACHEM will timely perform all necessary filings and pay all required fees to maintain the Generic status. BACHEM agrees to provide to XERIS or directly to the applicable Regulatory Authority, as requested by such Regulatory Authority, with all reasonable information and data in BACHEM’s possession or control reasonably necessary for XERIS (or its designees) to apply for, obtain and maintain regulatory approvals for any Product in the United States, Europe and any other countries, as mutually agreed upon in advance by the Parties. In addition, BACHEM agrees to reasonably cooperate with XERIS (or its designees) with respect to obligations to submit or report information relevant to API pursuant to FDA and other Regulatory Authorities or to comply with Applicable Laws relevant to the Facility and the Warehouse.

6.3 Drug Master Files. BACHEM shall provide, or cooperate with XERIS to provide, the appropriate authorizations to each applicable Regulatory Authority allowing XERIS (or its designee) the right to reference all Drug Master Files to support any mutually agreed to regulatory filing for any Product developed, manufactured or commercialized by XERIS, its Affiliates and licensees. If the Drug Master File filed with the FDA or applicable Regulatory Authority(ies) as of the Effective Date is not sufficient to support the applicable regulatory filing for a Product, Parties agree to use commercially reasonable efforts to develop a corrective action plan agreeable to both Parties, and BACHEM shall use commercially reasonable efforts to correct any deficiencies of such Drug Master File(s) identified by any Regulatory Authority in a prompt and efficient manner so as to prevent any delay in XERIS (or any of its Affiliates or licensees) obtaining regulatory approval for a Product based on such Drug Master File(s). In addition, BACHEM shall be responsible for maintaining such Drug Master File(s) in accordance

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with Applicable Laws relevant to the Facility and ensuring that all data and information incorporated therein is accurate and current as necessary to support obtaining and maintaining the applicable regulatory filings) and regulatory approval(s) by XERIS (or its designees).

6.4 Recall. Any recalls of any of XERIS’s Products shall, as between the Parties, be controlled solely by XERIS; provided, however, that if BACHEM reasonably believes a recall may be necessary with respect to any API provided under this Agreement, BACHEM shall immediately notify XERIS in writing. BACHEM shall provide assistance to XERIS (or its designee), as reasonably requested, in conducting such recall, including providing all pertinent records as may be required by Regulatory Authorities in the region affected, to assist XERIS in effecting such recall. Except as otherwise provided for under Article 10, BACHEM shall reimburse XERIS for reasonable and documented recall expenses directly related to an API quality defect proven by XERIS to have been solely caused by BACHEM’s negligence or error and which, in no event, shall exceed $[***], and BACHEM shall also reimburse XERIS for the cost of the API used to manufacture Product involved in the recall.

ARTICLE 7

TERM AND TERMINATION

7.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue for an initial term of [***] (“Initial Term”), Thereafter, this Agreement shall automatically be renewed for successive [***] periods (each, a “Renewal Term;” and all such Renewal Terms together with the Initial Term, collectively, the “Term”‘), unless either Party notifies the other Party in writing at least [***] prior to the expiration of the then-current Term that such Party does not wish to renew this Agreement for an additional Renewal Term.

7.2 Termination for Material Breach. If either Party materially breaches this Agreement or the Quality Agreement at any time, the non-breaching Party shall have the right to terminate this Agreement by written notice to the breaching Party, if such breach is not cured within [***] days after written notice is given by the non-breaching Party to the breaching Party specifying the breach.

7.3 Termination for Failure to Supply. Without limiting any other provision of this Agreement, including Sections 2.5 and 7.2 above, if [***] (a) Late Shipments of API or (b) Shortages of Supply of API occur during any [***] period, then XERIS shall have the right to terminate this Agreement immediately by written notice to BACHEM. For purposes of this Section 7.3, a Late Shipment shall mean any shipment of a BACHEM confirmed Purchase Order that is delivered more than [***] days past the delivery date specified in the applicable Purchase Order (each a “Late Shipment”)

7.4 Termination by XERIS. XERIS may terminate this Agreement immediately upon written notice to BACHEM if: (a) XERIS, in its sole discretion, determines that Products will not be marketed by XERIS (or its designee); or (b) the FDA or EMA withdraws approval of, or fails to approve, the manufacturing or marketing by XERIS (or its designee) of all Products then in development.

7.5 Effects of Termination. It is understood that termination or expiration of this Agreement shall not relieve a Party from any liability that, at the time of such termination or

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expiration, has already accrued to the other Party, except as specified in this Section 7.5. Upon expiration or termination of this Agreement for any reason (other than by XERIS pursuant to Section 7.2 or 7.3 above), to the extent BACHEM so notifies XERIS, XERIS shall have the obligation to purchase all API ordered under any outstanding Purchase Orders and will pay the applicable price differential for the lower annual volume, if any, for the volume of API ordered and delivered to XERIS year-to-date. To the extent XERIS notifies BACHEM of expiration or termination of this Agreement according to provisions provided herein, XERIS shall have the option to purchase additional transitional stock of API from BACHEM, in addition to quantities contained in outstanding Purchase Orders, of less than or equal to [***]([***])% of the most recent Rolling Forecast at the applicable price and according to a delivery schedule mutually agreeable to both Parties.

7.6 Survival. The provisions of Sections 1,2.4,3-6,7.5,7.6,8-11 shall survive the expiration or termination of this Agreement for any reason. In addition, the provisions of the Quality Agreement shall survive expiration or termination of this Agreement until the date of expiration of the last-to-expire batch of API delivered by BACHEM to XERIS hereunder. All other Tights and obligations of the Parties shall cease upon termination of this Agreement. Except as otherwise expressly provided in this Section 7.6, all other rights and obligations of the Parties shall terminate.

ARTICLE 8

CONFIDENTIALITY

8.1 Confidential Information. Except as otherwise provided in this Article 8, during the Term and for a period of [***] years thereafter, each Party shall maintain in confidence and only use for the purposes of this Agreement any confidential information, data and materials supplied to such Party by the other Party (“Confidential Information”) A receiving Party’s obligations under this Article 8 shall not apply to any information, data or material that, in each case as demonstrated by written documentation: (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party; (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; (d) was subsequently lawfully disclosed to the receiving Party by a person other than the disclosing Party; or (e) was independently developed by the receiving Party without reference to any Confidential Information of the disclosing Party.

8.2 Confidentiality: Non-Disclosure. Each Party agrees not to disclose any Confidential Information of the other Party except to those employees and consultants who have a need to know and provided that each person to whom Confidential Information is disclosed agrees to be bound by the same terms regarding the disclosure and use of Confidential Information as set forth in this Article 8. Each Party further agrees not to use or disclose the Confidential Information of the other Party except as otherwise permitted by this Agreement, or as may be necessary to exercise its rights or perform its obligations under this Agreement. Nothing contained in this Article 8 shall prevent either Party from disclosing any Confidential Information of the other Party to: (a) regulatory agencies for the purpose of obtaining approval to distribute and market Products; provided, however, that all reasonable steps are taken to

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maintain the confidentiality of such Confidential Information to be disclosed; (b) to accountants, lawyers or other professional advisors or in connection with a merger, acquisition, securities offering or other strategic transaction, subject in each case, to the recipient entering into an agreement to protect such Confidential Information from disclosure; or (c) is required by law or regulation to be disclosed; provided, however, that the Party subject to such disclosure requirement has provided written notice to the other Party promptly upon receiving notice of such requirement in order to enable the other Party to seek a protective order or otherwise prevent disclosure of such Confidential Information.

ARTICLE 9

REPRESENTATIONS AND WARRANTIES

9.1 Mutual Warranties. Each Party represents and warrants to the other Party that: (a) it has the power and authority to enter into this Agreement and to perform its obligations hereunder and to grant to the other Party the rights granted to such other Party under this Agreement; (b) it has obtained all necessary corporate approvals to enter into and execute this Agreement and to perform its obligations hereunder; and (c) the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor will it enter into or assume during the Term, any contract or other obligation with a third party that would in any way limit the performance of its obligations under this Agreement.

9.2 BACHEM Warranties. BACHEM represents and warrants that:

9.2.1.1 API. All API supplied hereunder shall (a) comply with all Applicable Laws and the Quality Agreement and meet all Specifications and cGMP’s, and (b) BACHEM shall perform and document all manufacturing and supply activities contemplated herein in compliance with all Applicable Laws.

9.2.1.2 Facilities and Equipment. The Facility, all equipment used for the manufacture of API within the Facility and the activities contemplated herein, and any other facility at which any of the manufacturing or processing, packaging, labeling, testing or storage activities relating to the API are performed will comply with all Applicable Laws and cGMP’s, and BACHEM shall obtain and maintain all governmental registrations, permits, licenses and approvals necessary for BACHEM to manufacture and supply API to XERIS, and otherwise to perform its obligations, under this Agreement

9.2.1.3 No Encumbrance. Title to all API provided to XERIS under this Agreement shall pass as provided in this Agreement, free and clear of any security interest, lien, or other encumbrance.

9.2.1.4 Personnel. Neither BACHEM, nor any of its Affiliates, nor, to the best of BACHEM’s knowledge, any of their respective employees have been “debarred” by the FDA, or subject to a similar sanction from any Regulatory Authority in any jurisdiction outside the United States, nor have debarment proceedings against BACHEM, any of its Affiliates, or any of their respective employees been commenced. BACHEM will promptly notify XERIS in Writing if any such proceedings have commenced or if BACHEM, any of its Affiliates, or any of their respective employees are debarred by the FDA or any other Regulatory Authority.

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9.3 XERIS Warranties. XERIS represents and warrants that it shall comply in all materials respects with all Applicable Laws pertaining to the distribution, sale, and marketing of Product.

9.4 DISCLAIMER. EXCEPT AS PROVIDED IN THIS ARTICLE 9, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES (EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) WITH RESPECT TO THE SUBJECT MATTER HEREOF AND EACH PARTY EXPRESSLY DISCLAIMS ANY SUCH ADDITIONAL REPRESENTATIONS AND WARRANTIES, INCLUDING ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

ARTICLE 10

INDEMNIFICATION AND LIMITATION OF LIABILITY

10.1 XERIS. it is understood that BACHEM has no control over the ultimate use of the API or Products. XERIS shall indemnify, defend and hold harmless BACHEM, its directors, officers, employees, agents, successors and assigns from and against any liabilities, expenses or costs (including reasonable attorneys’ fees and court costs) arising out of or relating to XERIS’ (a) use of the API, other than as set forth herein, (b) use, sale, manufacturing, distribution or other disposal of the Products, (c) breach of its representations and warranties herein, Or (d) gross negligence or willful misconduct.

10.2 BACHEM. BACHEM shall indemnify, defend and hold harmless XERIS, its directors, officers, employees, agents, successors and assigns from and against all liabilities, expenses, and costs (including reasonable attorneys’ fees and court costs) arising out of or relating to BACHEM’s (a) breach of its representations and warranties herein and XERIS’ use of the API, as set forth herein, (b) gross negligence or willful misconduct, or (c) subject to Section 6.4, API defects that result in a Product recall up to a maximum amount.

10.3 Indemnification Procedure. Any Party seeking indemnification under this Article 10 (the “Indemnitee”) shall: (a) promptly notify the Indemnifying Party (the “Indemnitor”) of such claim; (b) provide the Indemnitor sole control over the defense and settlement thereof; and (c) at the Indemnitor’s request and expense, provide full information and reasonable assistance to Indemnitor with respect to such claims. Without limiting the foregoing, with respect to claims brought under Section 10.1 or 10.2 above, the Indemnitee, at its own expense, shall have the right to participate with counsel of its own choosing in the defense and settlement of any such claim. The indemnification under this Article 10 shall not apply to amounts paid in settlement of any claim if such settlement is effected without the consent of the Indemnitor.

10.4 Insurance. During the Term and for a period of [***] thereafter, BACHEM shall maintain, with financially sound and reputable insurers, insurance reasonably sufficient to cover BACHEM’s activities and obligations under this Agreement. Without limiting the foregoing, BACHEM shall maintain, at its sole cost and expense (i) general liability insurance (ii)

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contractual liability insurance and (iii) product liability insurance, such insurances covering at least bodily injury, death, and property damage limits, in such amounts and with such scope of coverage as is consistent with pharmaceutical industry standards to insure BACHEM’s indemnification and other obligations hereunder. At the reasonable request of XERIS, BACHEM shall provide to XERIS copies of certificates of insurance evidencing coverage in accordance with this Section 10.4.

10.5 LIMITATION OF LIABILITY. EXCEPT FOR A PARTY’S INDEMNIFICATION OBLIGATIONS, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, EACH PARTY’S LIABILITY SHALL BE LIMITED AS SET FORTH HEREIN AND IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR (I) ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, CONSEQUENTIAL OR EXEMPLARY OR PUNITIVE DAMAGES; INCLUDING LOST PROFITS, OR OPPORTUNITY OR GOODWILL, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY AND EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR (II) FOR EACH EVENT GIVING RISE TO ANY INJURIES, CLAIMS, LOSSES, EXPENSES, OR DAMAGES, AN AMOUNT EXCEEDING $[***]. To the extent that this clause conflicts with any other clause of this Agreement, this clause shall take precedence over such conflicting clause. If applicable law prevents enforcement of this Section 10.5, then this Section shall be deemed modified to provide the maximum protection to each Party as is allowable under applicable law.

ARTICLE 11

GENERAL PROVISIONS

11.1 Assignment. The Parties agree that their rights and obligations under this Agreement may not be assigned or otherwise transferred to a third party without the prior written consent of the other Party hereto. Notwithstanding the foregoing, either Party may transfer or assign its rights and Obligations under this Agreement to a successor to all or substantially all of its business or assets relating to this Agreement whether by sale, merger, operation of law or otherwise; provided that such assignee or transferee has agreed to be bound by the terms and conditions of this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties hereto, their successors and assigns.

11.2 Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, as if entered into by New York residents and executed and wholly performed within the State of New York.

11.3 Disputes. Except for any disputes with respect to non-conforming API, which shall be resolved in accordance with Section 4.3 above, if BACHEM and XERIS are unable to resolve any dispute between them, either BACHEM or XERIS may, by written notice to the other, have such dispute referred to the senior management of BACHEM and XERIS for attempted resolution by good faith negotiations within [***] after such notice is received. If the Parties are unable to resolve such dispute in accordance with the aforementioned procedure or within such [***] period, subject to Section 11.4 below, either Party shall have the right to pursue any and all other remedies available to such Party.

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11.4 Arbitration. Except for any disputes with respect to non-conforming API, which shall be resolved in accordance with Section 4.3 above, any dispute or claim arising out of or in connection with this Agreement or the performance, breach or termination thereof which is unable to be resolved pursuant to discussions between the Parties in accordance with Section 11.3 above, shall, upon notice by either Party to the other, be submitted to binding arbitration in New York City, New York under the Rules of the American Arbitration Association (or any successor entity thereto, collectively, “AAA”) by one arbitrator appointed in accordance with said rules. The arbitrator may engage an independent expert with experience in the subject matter of the dispute to advise the arbitrator. The decision and award rendered by the arbitrator shall be written, final and non-appealable and may be entered in any court of competent jurisdiction. The Parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any Party. The costs of any arbitration, including administrative fees and fees of the arbitrator, shall be shared equally by the Parties, unless otherwise determined by the arbitrator. Each Party shall bear the cost of its own attorneys’ and expert fees. Notwithstanding the foregoing, either Party may apply to any court of competent jurisdiction for injunctive relief without breach of this arbitration provision.

11.5 Notices. Any notice or report required or permitted to be given or made under this Agreement by either Party shall be in writing and in English and delivered to the other Party at its address indicated below (or to such other address as a Party may specify by like notice) by courier or by registered or certified airmail, postage prepaid, or by facsimile; provided, however, that all facsimile notices shall be promptly confirmed, in writing, by courier or by registered or certified airmail, postage prepaid. All notices shall be effective as of the date received by the addressee.

If to XERIS:	Xeris Pharmaceuticals, Inc.
180 N. LaSalle Street, Suite 1800
Chicago, IL 60601

Attn: Paul Edick, CEO

If to BACHEM:	Bachem Americas, Inc.
3132 Kashiwa Street
Torrance, CA 90505

Attn: Brian Gregg, COO

11.6 Force Majeure. Neither Party will be liable for its failure to perforin any of its obligations hereunder during any period in which such performance is delayed by acts of God, fire, war, embargo, riots, or other similar cause outside the reasonable control of such Party (“Force Majeure Event”). A Party affected by a Force Majeure Event will promptly notify the other Party, explaining the nature and expected duration thereof and such Parry shall use all reasonable efforts to remedy or mitigate such Force Majeure Event and the effects thereof. Notwithstanding the foregoing, if a Party is unable to perform any of its obligations under this Agreement for a period of more than [***] as a result of a Force Majeure Event, the other Party may terminate this Agreement upon written notice to the affected Party.

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11.7 Interpretation. The headings to the several Articles and Sections of this Agreement are not a part of this Agreement, but are included for convenience of reference only and shall not affect its meaning or interpretation.

11.8 Waiver. Any waiver of the terms and conditions hereof must be explicitly in writing and executed by a duly authorized officer of the Party waiving compliance. The waiver by either of the Parties of any breach of any provision hereof by the other shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself. The delay or failure of any Party at any time to require performance of any provision of this Agreement shall in no manner affect such Party’s rights at a later time to enforce the same.

11.9 Severability. Should any section, or portion thereof, of this Agreement be held invalid or unenforceable in any jurisdiction by any court of competent authority or by a legally enforceable directive of any governmental body, such section or portion thereof shall be validly reformed so as to approximate the intent of the Parties as nearly as possible and, if unreformable, shall be deemed divisible and deleted with respect to such jurisdiction, but the Agreement shall not otherwise be affected.

11.10 Independent Contractors. The relationship of XERIS and BACHEM established by this Agreement is that of independent contractors. Nothing in this Agreement shall be construed to create a partnership, joint venture, agency or other fiduciary relationship between XERIS and BACHEM. Neither Party shall have any right, power or authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other.

11.11 Entire Agreement: Amendment. The terms and provisions contained in the Agreement (including the Exhibits hereto and any Purchase Orders issued pursuant hereto) and the Quality Agreement constitute the entire agreement between the Parties and Shall supersede all previous communications, representations, agreements or understandings, either oral or written, between the Parties with respect to the subject matter hereof. No agreement or understanding varying or extending this Agreement shall be binding upon either Party hereto, unless set forth in a writing which specifically refers to the Agreement signed by duly authorized officers or representatives of the respective Parties, and the provisions hereof not specifically amended thereby shall remain in full force and effect.

11.12 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this API Supply Agreement as of the Effective Date.

XERIS PHARMACEUTICALS, INC.		BACHEM AMERICAS, INC.
By:	/s/ Paul R. Edick	By:	/s/ Brian Gregg
Name:	Paul R. Edick	Name:	Brian Gregg
Title:	CEO	Title:	COO

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Exhibit 1

API PRICING

Annual Price/Volume

Price (per gram)	Annual Grams
$ /g	[***]g
$ /g	[***]g
$ /g	[***] – [***]g
$ /g	>[***]g

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EXHIBIT 2

RELEVANT SHIPPING DOCUMENTATION

Certificate of Analysis

Certificate of Conformance

TSE/BSE Safety Certificate

Packing List invoice

Temperature data logger for BBU/TOR and/or BBU/XERIS shipments